UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2005
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                    33-18978                  22-1441806
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


        728 Garden St
 Carlstadt, New Jersey 07072                               (201) 933-1600
    (Address of principal                        (Registrant's telephone number,
     executive offices)                                 including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240. 14e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

               On August 19, 2005, the registrant issued a press release relating to its June 30, 2005 quarter. A copy of the press release is attached as Exhibit A and incorporated herein by reference. The Company filed its report on Form 10-Q for the period ended June 30, 2005 on August 19, 2005.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                 TEL-INSTRUMENT ELECTRONICS CORP


Date: August 19, 2005                            By /s/ Harold K. Fletcher
                                                   ------------------------
                                                    /s/ Harold K. Fletcher
                                                    Chairman and President